Deposits - Schedule of Deposits by Type (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Investments Schedule [Abstract]
Non-interest-bearing deposits	$ 3,195,430	$ 2,575,939
Negotiable order of withdrawal (NOW)	2,462,841	2,283,491
Money market deposits accounts (MMDA)	4,168,504	3,779,581
Savings deposits	577,513	387,397
Certificates of deposit and other time deposits	2,116,237	1,710,592
Total deposits	$ 12,520,525	$ 10,737,000	$ 10,748,277